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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

                    PURSUANT TO SECTION 12(B) OR 12(G) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                             LEHMAN ABS CORPORATION
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             (Exact name of registrant as specified in its charter)

                Delaware                                 13-3447441
State of incorporation or organization)       (IRS Employer Identification No.)

                               745 Seventh Avenue
                            New York, New York 10019
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                   (Address of principal executive offices)


If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A(c)(1) please check the following box. [X]

If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A(c)(2) please check the following box. [_]

Securities Act registration statement file number to which this form relates:
333-75218

Securities to be registered pursuant to Section 12(b) of the Act:

Title Of Each Class To                     Name Of Each  Exchange On
Be So Registered                           Which Each Class Is To Be Registered
---------------------                      ------------------------------------
1,000,000 Corporate Backed Trust           New York Stock Exchange, Inc.
Certificates, CIT Capital Trust I
Securities-Backed Series 2002-15,
Class A-1

       Securities to be registered pursuant to Section 12(g) of the Act:
                                      NONE


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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     The description of the Corporate Backed Trust Certificates, CIT Capital Trust I Securities-Backed Series 2002-15, Class A-1 is contained in the Prospectus, dated February 11, 2002, included in the Registrant's Registration Statement on Form S-3 (No. 333-75218) under the caption "Description of the Certificates," which is incorporated herein by reference, and in the Prospectus Supplement, dated July 15, 2002, filed with the Commission pursuant to Rule 424(b)(2) under the Securities Act of 1933, under the caption "Description of the Certificates," which Prospectus Supplement, together with the Prospectus, shall be deemed to be incorporated herein by reference.

ITEM 2.  EXHIBITS.

     The securities described herein are to be registered pursuant to Section 12(b) of the Securities Exchange Act of 1934 on an exchange on which other securities of the Registrant are currently registered. In accordance with Part II to the instructions regarding exhibits on Form 8-A, the following exhibits shall be filed with each copy of the Registration Statement filed with such exchange.

          1. Certificate of Incorporation of Lehman ABS Corporation is set forth as Exhibit 3.1 to the Registration Statement on Form S-3 and is incorporated herein by reference.

          2. By-laws, as amended, of Lehman ABS Corporation are set forth as
Exhibit 3.2 to the Registration Statement on Form S-3 and is incorporated herein by reference.

          3. Form of Trust Agreement is set forth as Exhibit 4.1 to the Registration Statement and is incorporated herein by reference.

          4. Form of Prospectus is attached to the Registration Statement on Form S-3 and is incorporated herein by reference.

          5. Form of Preliminary Prospectus Supplement is attached to Registration Statement on Form S-3 and is incorporated herein by reference.

          6. Prospectus Supplement dated July 15, 2002, filed with the Securities and Exchange Commission on July 22, 2002, pursuant to Rule 424(b)(2) under the Securities Act of 1933, as amended, and is incorporated herein by reference.

          7. Series Supplement, dated as of July 24, 2002.


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                                    SIGNATURE



          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                         LEHMAN ABS CORPORATION
                                         (Registrant)

Date:  July 24, 2002


                                            By: /s/  Rene Canezin
                                                ------------------------------
                                                Name:   Rene Canezin
                                                Title:  Senior Vice President




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